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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004

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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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      California                      0-11071                  84-0685613
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
of incorporation)                                         Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written  communications  pursuant to Rule 425 under the  Securities Act (17
__   CFR 230.425)

     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
__   240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
__   Exchange Act (17 CFR 240.24d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
__   Exchange Act (17 CFR 240.23e-4(c))


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ITEM 1.01  Entry into a Material Definitive Agreement

         On September 30, 2004, Image Entertainment, Inc. (the "Company") entered into an amendment to its existing revolving credit facility with Wells Fargo Foothill, Inc. The maximum revolving credit line under the agreement was increased $6 million to $23 million. Actual borrowing availability under the line remains substantially based upon eligible trade accounts receivable levels. The interest rate remains at the bank's prime rate plus 0.75% (5.50% at September 30, 2004), however, the interest rate floor was reduced to 5.00% from 5.75%. The Company was also provided with the option to borrow at LIBOR plus 3.5%. The term of the agreement was extended two years through December 28, 2007.

         The Company also has a $1.0 million capital expenditure term loan facility with Foothill. There is no other relationship between the Company or its affiliates and any of the parties.

         The Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


ITEM 7.01  Regulation FD Disclosure

         On October 6, 2004, the Company issued a press release announcing the increase in its bank revolving credit line from $17 million to $23 million. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01  Financial Statements And Exhibits

       (c)    Exhibits.

              99.1       Press Release dated October 6, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IMAGE ENTERTAINMENT, INC.


Dated:     October 6, 2004                By:  /s/ JEFF M. FRAMER
                                               ---------------------------------
                                               Name     Jeff M. Framer
                                               Title:   Chief Financial Officer